Consent of Independent Public Accountants

To the Shareholders and Trustees of
Pioneer Money Market Trust

     As independent public accountants, we hereby consent to the use of our report on Pioneer Money Market Trust dated February 9, 2001 (and to all references to our firm) included in or made a part of Pioneer Money Market Trust's Post-Effective Amendment No. 22 and Amendment No. 23 to Registration Statement File Nos. 33-13179 and 811-05099, respectively.



/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
September 26, 2001